UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 21, 2017

FIRST FOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Monroe Street, Suite E210, Hoboken, NJ 07030

(Address of principal executive offices)

(201) 471-0988

 (Registrant's telephone number, including area code)

_______________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2017, First Foods Group, Inc. (the “Company”) entered into a binding term sheet (the “Term Sheet”) with Oded Brenner (“Brenner”). Pursuant to the Term Sheet, the Company and Brenner will form an entity that will own the intellectual property rights to "Blue Stripes-Cacao Shop" (the "IP Entity"), for the United States. Each party will own 50% of the IP Entity. Additionally, the Company and Brenner will form a new entity (the "Operating Entity"), of which, the Company shall own 51% and Brenner 49%, which will be granted the unlimited and exclusive license, at no cost, from the IP Entity, to open company-owned and franchise locations under the "Blue Stripe-Cacao Shop" marks and to sell products under the "Blue Stripe" marks (the "Brand"), both at retail and via the internet. Pursuant to the Term Sheet, the IP Entity will control and supervise the Brand and its menu, design, and any aspect of the roll-out of the Brand, nationally. Brenner shall have control over the creative process, branding, brand image, menu, design of prototypes and in laying the groundwork for the license agreement under which the Operating Entity will operate the coffee houses. Pursuant to the Term Sheet, the Operating Entity will have control over the development of the Brand, the franchise activities, and other growth aspects of the Brand. The Company shall have the right to invest up to $1,250,000 in Brenner's Blue Stripes International company which owns the international rights to the Brand, and in exchange, the Company will receive 10% of the Blue Stripes international rights and development rights, outside the United States. If the Company elects to invest $1,750,000, it will receive 15%. Pursuant to the Term Sheet, the funds invested by the Company shall also be allocated to building two prototype locations, in the New York metro area, one in New York City and the other in suburb of New York City. Brenner shall be paid an annual salary of $150,000 for developing the Brand identity and for creating the menu for the franchise operations. The Company has 120 days from the date of the Term Sheet to raise a minimum of $1,250,000. The Company shall also use its best efforts to negotiate a three year employment agreement with Brenner, who would then commit to work full-time for the Company and its subsidiaries/affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Binding Term Sheet, dated April 21, 2017, by and between First Foods Group, Inc. and Oded Brenner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Foods Group, Inc.

Date: April 24, 2017	By:	/s/ Harold Kestenbaum
	Name:	Harold Kestenbaum
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Binding Term Sheet, dated April 21, 2017, by and between the First Foods Group, Inc. and Oded Brenner

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